Investor Presentation Fourth Quarter 2023 January 29, 2024 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, Chief Executive Officer, & President sgardner@ppbi.com 949-864-8000

2© 2024 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; the effects of, and changes in, our ability to attract and retain deposits and access to other sources of liquidity; trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational and inflation/deflation risks associated with our business, including the speed and predictability of changes in these risks; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; risks and uncertainties related to our adoption of the SOFR family of interest rates to replace LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit related impairments of securities held by us; possible impairment charges to goodwill, including any impairment that may result from increasing volatility in our stock price; the impact of governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; recent or future changes in the FDIC insurance assessment rate; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue, reduce or limit repurchases of common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, the war in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; climate change, including regulatory, compliance and credit and reputational risks; cybersecurity threats and incidents, and related potential costs and risks, including reputation, financial and litigation risks, natural disasters, earthquakes, fires and severe weather; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov) and subsequent reports on form 10-Q. The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2024 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Corporate Overview 4 Fourth Quarter Performance Highlights 6 Balance Sheet Highlights 9 Asset Quality & Credit Risk Management 16 Loan Metrics 21 Strategy and Technology 28 Culture and Governance 31 Appendix: Non-GAAP Reconciliation 36

PPBI Corporate Overview

5© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(2) Profitability and Credit Quality(2) Assets $19.0 billion ROAA(3) -2.76% Loans HFI(4) $13.3 billion PPNR ROAA(3) -3.88% TCE / TA(3) 10.72% Efficiency Ratio(3) 60.1% Tier 1 Capital Ratio 14.32% NPA / Assets 0.13% Total Capital Ratio 17.29% ACL / Loans 1.45% Premier commercial bank in key metropolitan areas throughout the Western U.S. 1. Market data as of January 26, 2024 2. As of December 31, 2023 or for the three months ended December 31, 2023 3. Please refer to non-U.S. GAAP reconciliation in the appendix 4. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 4Q23 Financial Highlights PACIFIC PREMIER BANCORP, INC. Corporate Overview & Market Data Branch Network 58 Full Service Branch Locations Market Capitalization(1) $2.7 Billion Dividend Yield(1) 4.72% P/TBV(1) 1.41x Pacific Premier Footprint 9 1 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (8) Other Washington (1) Portland MSA (1)

Fourth Quarter Performance Highlights

7© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Q4 2023 RESULTS 1. Non-U.S. GAAP measure, refer to the Non-GAAP reconciliation in the appendix for more information 2. Includes federally-insured deposits, $733 million of collateralized municipal deposits, and $70 million of privately insured deposits 3. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 4. Including fair value net discount on acquired loans 5. Total unused borrowing capacity of $8.7 billion at December 31,2023 Operating Results • Net loss of $135.4 million, or -$1.44 per diluted share reflecting securities repositioning during the quarter • Adjusting 4Q23 results; EPS of $0.51, ROAA of 0.99%, and ROATCE of 11.19%(1) • Net interest margin expanded 16 bps to 3.28% in Q4 2023 • Adjusted efficiency ratio of 58.8%(1) and noninterest expense was flat at $102.8 million compared to Q3 2023 Loans • Loan portfolio of $13.3 billion(3) • 4Q 2023 loan yields increased 8 bps to 5.29% • Loan / deposit ratio of 88.6%, reflecting reduction of $617 million of brokered deposits • Quarterly loan production of $128.1 million Deposits • Total deposits equaled $15.0 billion, cost of funds increased 2 bps to 1.69% • Non-maturity deposits of $12.7 billion, or 85% of total deposits • Average cost of non-maturity deposits of 1.02%; spot cost of non-maturity deposits of 1.04%(1) • 4Q 2023 insured and collateralized deposits(2) comprised 66% of total deposits Capital & Liquidity • Tangible common equity to tangible assets increased to 85 bps to 10.72%(1) • Tangible book value per share increased $0.33 to $20.22(1) • Total available liquidity of $9.9 billion at December 31, 2023(5), including healthy cash position of $937 million Asset Quality • Delinquent loans were 0.08% of total loans held for investment • Nonperforming assets were 0.13% of total assets • Net charge-offs of $3.9 million or 0.03% as a percentage of average total loans • ACL for LHFI of $192.5 million, or 1.45% of loans; total loss absorption capacity equals 1.77% of loans(4)

8© 2024 Pacific Premier Bancorp, Inc. | All rights reserved GROWING CAPITAL Consolidated PPBI Capital Ratios • Q4 2023 capital levels that significantly exceed well-capitalized regulatory requirements and remain strong even after completion of securities repositioning 1. Non-U.S. GAAP measure, refer to the Non-GAAP reconciliation in the appendix for more information Consolidated PPBI Pacific Premier Bank Tangible Common Equity Ratio(1) 10.72% 8.88% 9.52% Leverage Ratio 11.03% 10.29% 10.08% Common Equity Tier 1 Ratio (CET1) 14.32% 12.99% 12.11% Tier 1 Ratio 14.32% 12.99% 12.11% Total Capital Ratio 17.29% 15.53% 14.62% Leverage Ratio 12.43% 11.80% 11.62% Common Equity Tier 1 Ratio (CET1) 16.13% 14.89% 13.96% Tier 1 Ratio 16.13% 14.89% 13.96% Total Capital Ratio 17.23% 15.74% 14.70% Q4 2023 Q4 2022 Q4 2021 10.08% 12.11% 12.11% 14.62% 10.29% 12.99% 12.99% 15.53% 11.03% 14.32% 14.32% 17.29% Tier 1 Leverage Ratio CET1 Ratio Tier 1 Ratio TRBC Ratio 4Q21 4Q22 4Q23

PPBI Balance Sheet Highlights

10© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Non-interest Bearing Deposits, 33% Interest- bearing Non- maturity Deposits, 52% Brokered Deposits, 4% Retail CDs, 11% Total Deposits of $15.0 billion as of December 31, 2023 Relationship-based core deposits • Well-diversified and granular customer base with low-cost transaction deposits reflects our relationship-based business model • Non-maturity deposits increased to 85% of total deposits • Non-maturity deposit costs of 1.02%(3), 19% average cumulative beta 4Q21-4Q23 • Uninsured and uncollateralized deposits 34% of total deposits as of December 31, 2023, flat compared to September 30, 2023 HIGH QUALITY DEPOSIT FRANCHISE 1. As of December 31, 2023 2. Quarterly average cost 3. Please refer to the non-U.S. GAAP information in the appendix 4. Excludes Commerce Escrow and Exchange, HOA and Pacific Premier Trust relationships Quarterly Average Cost of Total Deposits Trend Relative to Fed Funds Rate Total Average Cost of Deposits = 29% Cumulative Beta 4Q21-4Q23 Cost of non- maturity deposits: 1.02% Deposits Detail as of December 31, 2023 Average Length of Commercial and Consumer Banking Relationship(4) = 12.8 years 0.33 1.58 3.08 4.33 4.83 5.08 5.33 5.33 0.04 0.06 0.22 0.58 0.94 1.27 1.50 1.56 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Federal Funds Rate Cost of Total Deposits Balance(1) % of Total Avg. Cost of Deposits(2) Spot Cost of Deposits (dollars in thousands) Noninterest-bearing demand 4,932,817$ 33% 0.00% 0.00% Interest-bearing demand 2,899,621 19% 1.46% 1.38% Money market / savings 4,868,442 31% 1.82% 1.90% Total non-maturity deposits 12,700,880 85% 1.02% 1.04% Retail certificates of deposit 1,684,560 11% 4.14% 4.33% Wholesale/brokered certificates of deposit 610,086 4% 4.65% 4.47% Total maturity deposits 2,294,746 15% 4.33% 4.37% Total deposits 14,995,626$ 100% 1.56% 1.55%

11© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 1. Uninsured and uncollateralized deposits estimated as total deposits less federally-insured deposits, $733 million of collateralized municipal deposits, and $70 million of privately insured deposits 2. Also includes interest-bearing time deposits with financial institutions 3. Based on approved borrowing capacity as of December 31, 2023; Represents $295 million of unpledged US treasurys with maturity of 12 months or less 4. The US Federal Reserve's Bank Term Funding Program (BTFP) is anticipated to expire as scheduled on March 11, 2024 STRONG LIQUIDITY POSITION Quarterly Period-end Cash Balance Trends ($ in millions)(2) Well-positioned with enhanced liquidity • Ample cash of $937 million at December 31, 2023 and reduced brokered deposits by $617 million in 4Q23 • Total liquidity coverage ratio of 1.9x to uninsured and uncollateralized deposits(1)(3) • Significant secondary sources of liquidity with a total of $9.9 billion(3) of additional available capacity • Did not access either the FRB discount window or BTFP program during 2023 Sources of Liquidity as of December 31, 2023(3) 4Q23 Liquidity / Uninsured & Uncollateralized Deposits ($ in billions)(1)(3) 1.9x Coverage $9.9 $5.3 Total Liquidity Estimated Uninsured & Uncollateralized Deposits $1,103 $1,427 $1,465 $1,402 $937 5.1% 6.7% 7.1% 6.9% 4.9% 4Q22 1Q23 2Q23 3Q23 4Q23 Cash and cash equivalents Cash / Total Assets ($ in millions) As of December 31, 2023 Cash and Cash Equivalents 937$ Short-term US Treasurys(3) 295 On Balance Sheet Liquidity 1,232 Additional Sources of Liquidity Unused FHLB Borrowing Capacity 4,401$ Correspondent Banks 390 FRB Discount Window 2,934 FRB BTFP(4) 954 Total Unused Borrowing Capacity 8,678$ Total Liquidity 9,911$

12© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Note: All dollars in thousands, unless noted otherwise Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower WELL STRUCTURED LOAN PORTFOLIO Loans Outstanding by Type and Weighted Average Rate(1) December 31, 2023 Loan Repricing Structure(5) New Commitments and Prepay / Payoff Trends(4) - 1. As of December 31, 2023 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel real property 3. SBA loans that are collateralized by real property other than hotel real property 4. Dollars in millions, Payoff & Prepayment includes prepayments, maturities and normal amortization. 5. As of December 31, 2023, and includes $1.35 billion of variable swaps on fixed rate loans, Loan balances reflect unpaid principal balance and do not include capitalized costs and fees Balance % of Total Weighted Average Rate(1) Investor real estate secured CRE non-owner occupied 2,421,772$ 18.2% 4.72% Multifamily 5,645,310 42.5 3.97% Construction and land 472,544 3.5 9.08% SBA secured by real estate(2) 36,400 0.3 9.37% Total investor real estate secured 8,576,026 64.5 4.49% Business real estate secured CRE owner-occupied 2,191,334 16.5 4.36% Franchise real estate secured 304,514 2.3 4.77% SBA secured by real estate(3) 50,741 0.4 9.02% Total business real estate secured 2,546,589 19.2 4.50% Commercial loans Commercial and industrial 1,790,608 13.5 7.07% Franchise non-real estate secured 319,721 2.4 5.01% SBA non-real estate secured 10,926 0.1 9.90% Total commercial 212,255 16.0 6.78% Retail Loans Single family residential 72,752 0.5 7.01% Consumer 1,949 0.0 6.66% Total retail loans 74,701 0.5 7.00% Total loans held for investment 13,318,571$ 100.2% 4.87% Basis adjustment associated with fair value hedge (29,551) (0.2) Total loans held for investment 13,289,020$ 100.0 % As of December 31, 2023 Fixed 19% Fixed with Variable Swap 10% Adjustable 47% Variable 24% $240 $117 $148 $68 $128 $481 $520 $583 $370 $423 4.61% 4.68% 4.73% 4.76% 4.87% 4Q22 1Q23 2Q23 3Q23 4Q23 New Commitments Amort. / Payoff / Prepay Weighted Avg. Rate Loan Resets and Maturities <1 Year 1-2 Years 2-3 Years >3 Years Total Prime 8.1% 0.1% 0.2% 0.3% 8.7% 6M SOFR 6.3% 1.1% 0.9% 4.1% 12.4% Long Tenor UST / Swap 3.6% 1.8% 2.9% 4.4% 12.7% Other Indexed Rate Loans 8.6% 2.8% 10.6% 14.9% 36.9% Total Variable Rate Loans 26.6% 5.8% 14.6% 23.7% 70.7% Fixed Rate Loans 1.6% 1.4% 2.1% 24.3% 29.4% Total Loans 28.2% 7.2% 16.7% 48.0% 100.0%

13© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Multifamily (<10 Units) 8% Multifamily (11-25 Units) 12% Multifamily (26-50 Units) 8% Multifamily (51-100 Units) 8% Multifamily (101+ Units) 6% CRE owner-occupied 17% Commercial and industrial 13% Other Commercial and Business 5% CRE non-owner occupied 18% Construction and land 4% Consumer 1% 1. As of December 31, 2023 excludes the basis adjustment associated with the application of hedge accounting on certain loans 2. Commercial and business loans, distribution by North American Industry Classification (NAICS) Loans Outstanding by Type(1) Commercial & Business Loans by Industry(2) HIGH PERFORMING LOAN PORTFOLIO $13.3 Billion Diversified loan portfolio • Granular loan portfolio reflects deep and long-tenured client relationships – we lend to well-established businesses and real estate operators. • Conservative, cash-flow lender with a long history of proactive and effective credit risk management. • Commercial loans with diverse set of industries across Western U.S. CRE Loan Maturity Profile as of December 31, 2023 • CRE maturities well-distributed into future periods • Limited exposure to maturity over the next several years CRE Loans Maturity Profile <1 Year 1-2 Years 2-3 Years 3-5 Years >5 Years Total Multifamily 0.4% 0.6% 0.9% 2.5% 38.2% 42.6% CRE Owner-Occupied 0.4% 0.4% 0.7% 1.4% 13.5% 16.4% CRE Non-Owner Occupied 1.2% 1.1% 1.3% 3.9% 10.7% 18.2% Total 2.0% 2.1% 2.9% 7.8% 62.4% 77.2%Accommodation and Food Services 16% Construction 11% Manufacturing 9% Other Services (except Public Administration) 8% Health Care and Social Assistance 8% Real Estate and Rental and Leasing 7% Retail Trade 5% Wholesale Trade 5% Educational Services 4% Professional, Scientific, and Technical Services 4% Public Administration 4% Finance and Insurance 8% Other 11%

14© 2024 Pacific Premier Bancorp, Inc. | All rights reserved < 1 Year 84% 1-3 Years 15% 3-5 Years 1% AFS 40% HTM 60% SECURITIES PORTFOLIO Investment Securities as of December 31, 2023 Highly-rated securities portfolio • 4Q23 after-tax unrealized loss position improved to $25.8 million, primarily due to the sale of $1.26 billion of lower yielding AFS securities at an after-tax loss of $182.3 million. • Investment securities totaled $2.9 billion, or 15.0% of total assets as of December 31, 2023 • Purchased $539.1 million of securities which consisted of short-term U.S. Treasurys from AFS sale proceeds, while also reducing higher-cost wholesale funding by $817 million • Yield on total investment securities increased to 3.48% on a spot basis at December 31, 2023(1). $2.9 Billion 1. For AFS and HTM securities, includes FRB Stock and FHLB stock for yields AFS Duration as of December 31, 2023 0.69 Years AFS Duration 5.5 Years Total Portfolio Duration Securities Mix as December 31, 2023 Muni Bonds 40% MBS 8% CMO 17% Treasurys 19% Corp & Bank Notes 15%Other 1%

15© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 0.58% 0.94% 1.27% 1.50% 1.56% 4.33% 4.83% 5.08% 5.33% 5.33% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Cost of Deposits Fed Funds Rate NET INTEREST MARGIN Net Interest Margin 4Q NIM expanded from prior quarter, as increased loan yields and favorable deployment of excess liquidity into cash and investments gave rise to a higher net interest margin Loan Yields & Cost of Funds Cost of Deposits Relative to Fed Funds Rate Factors Affecting Net Interest Margin Increase Decrease (1) 1. Period-end Fed Funds Rate at each respective quarter-end 3.61% 3.44% 3.33% 3.12% 3.28% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Reported Net Interest Margin 4.94% 5.10% 5.27% 5.21% 5.29% 0.77% 1.15% 1.45% 1.67% 1.69% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Reported Loan Yield Cost of Funds

Asset Quality & Credit Risk Management

17© 2024 Pacific Premier Bancorp, Inc. | All rights reserved LOAN PORTFOLIO & CECL ACL for LHFI + Fair Value MarkAllowance for Credit Losses by Loan Type 1. SBA loans that are collateralized by hotel real property 2. SBA loans that are collateralized by real property other than hotel real property 3. Adds back the FV discount to the loans held for investment Increase Decrease Combined Loss Absorption Capacity CECL model update • Reserves reflect changes in asset quality offset by change in loan balances and portfolio composition ACL for LHFI Change Attributions ($ in millions) (dollars in thousands) ACL Balance % of Segment Investor loans secured by real estate CRE non-owner occupied 31,030$ 1.28% Multifamily 56,312 1.00% Construction and land 9,314 1.97% SBA secured by real estate(1) 2,182 5.99% Business loans secured by real estate CRE owner-occupied 28,787 1.31% Franchise real estate secured 7,499 2.46% SBA secured by real estate(2) 4,427 8.72% Commercial loans Commercial and industrial 36,692 2.05% Franchise non-real estate secured 15,131 4.73% SBA non-real estate secured 458 4.19% Retail loans Single family residential 505 0.69% Consumer loans 134 6.88% ACL for Loans HFI 192,471$ 1.45% December 31, 2023 (dollars in thousands) Balance % of Total Loans Held for Investment ACL for LHFI 192,471$ 1.45% Plus: Fair Value Mark on Acquired Loans(3) 43,335 0.33% Total ACL & Fair Value Mark(3) 235,806$ 1.77%

18© 2024 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of LHFI) Classified Loans (% of Total Loans) Net Charge-offs (% of Average Loans) Asset quality remains strong reflecting disciplined credit risk management Note: Dollars in millions $30.9 $30.4 $17.4 $25.9 $25.1 0.14% 0.14% 0.08% 0.13% 0.13% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Nonperforming Assets ($ in millions) NPAs / Assets $43.3 $20.8 $31.0 $10.9 $10.1 0.30% 0.15% 0.23% 0.08% 0.08% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Past Due Loans ($ in millions) PD Loans / Loans HFI $149.3 $161.1 $119.9 $149.3 $142.0 1.02% 1.14% 0.88% 1.12% 1.07% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Classified Loans ($ in millions) Classified Loans / Loans HFI $3.8 $3.3 $3.7 $6.8 $3.9 0.03% 0.02% 0.03% 0.05% 0.03% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net Charge-offs (Recoveries) ($ in millions) NCOs / Avg Loans

19© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 0.13% 4.21% - 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PPBI Peer Median PDNB Failed- Bank Acquisition 4/27/12 CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers throughout varying cycles Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $68 billion as of September 30, 2023

20© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 627% 499% 415% 372% 310% 349% 376% 275% 356% 285% 385% 342% 0% 100% 200% 300% 400% 500% 600% 700% 800% Construction CRE NOO Multifamily CRE Concentration Ratio Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE loans through multiple cycles • 66% of loans included in CRE concentration at December 31, 2023 are multifamily loans with historically strong performance • CRE concentrations are well-managed across the organization and stress-tested semiannually Opus Acquisition LOW RISK CRE LOAN PORTFOLIO

Selected Loan Metrics Fourth Quarter 2023 As of December 31, 2023

22© 2024 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NON-OWNER OCCUPIED • Disciplined underwriting standards emphasize actual cash flow coverage of debt service and strong collateral support • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or proformas • Majority of loans are personally guaranteed by principals or by entities with significant net worth and liquidity • Portfolio is well-diversified across geographies and property types • Seasoned owners and managers of income properties • 81% of loans are to borrowers who maintain a deposit relationship • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 Portfolio Characteristics – CRE Non-Owner Occupied Loan Balance Outstanding (1) $2.4 billion % of Total Loans 18.2% Number of Loans 1,244 Average Loan Size $1.9 million Loan-to-Value (Weighted Average) 49% DSCR (Weighted Average) (2) 1.82x Seasoning (Weighted Average) 59 months 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1)Excludes SBA loans (2)DSCR is computed using the most recent NOI provided and annualized current payment amount By Geography (1) By Property Type

23© 2024 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NOO RETAIL AND OFFICE • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, while considering tenant profile, lease expirations, rollover risk and capital costs • Portfolios are well diversified across geographies and property types Retail • PPBI lends on seasoned Class B and C strip and neighborhood centers in well established higher density markets • No exposure to malls and minimal exposure to big-box retailers Office • PPBI lends on seasoned Class B and C properties located near job centers, emphasis on suburban metro markets • Minimal exposure to Class A high-rise projects or to central business districts Portfolio Characteristics – Retail and Office CRE NOO 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1)Excludes SBA and Franchise loans (2)DSCR is computed using the most recent NOI provided and annualized current payment amount Office: By Geography (1) Retail: By Geography (1) Retail Office Loan Balance Outstanding (1) $809.7 million $621.9 million % of Total Loans 6.1% 4.7% Number of Loans 355 235 Average Loan Size $2.3 million $2.6 million Loan-to-Value (Weighted Average) 48% 53% DSCR (Weighted Average) (2) 1.56x 1.48x Seasoning (Weighted Average) 57 months 55 months

24© 2024 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NOO / SBA HOTEL / MOTEL • No exposure to large conference center hotels, large resorts or casinos • Mix of flagged properties and boutique hotels without significant exposure to central business districts • Loans to seasoned hotel operators, generally with significant resources • Underwriting consistent with management’s conservative approach • SBA represents the retained, unguaranteed portion of approximately 25% of the total outstanding balance Portfolio Characteristics – Hotel / Motel Loan Balance Outstanding(1) $2.3 billion Number of Loans 1,462 Average Loan Size $1.6 million Loan-to-Value (Weighted Average) 52% Seasoning (Weighted Average) 44 months Net Charge-Offs - YTD 2023 $2.3 million Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1) Excludes SBA and Franchise loans By Geography (1) SBA vs. non-SBA Loan Balance Outstanding, Total $322.3 million % of Total Loans 2.4% CRE, non-SBA SBA Loan Balance Outstanding $285.9 million $36.4 million % of Total Loans 2.1% 0.3% Number of Loans 77 61 Average Loan Size $3.7 million $597,000 Loan-to-Value (Weighted Average) 50% 75% DSCR (Weighted Average) 2.68x 1.19x Seasoning (Weighted Average) 68 months 66 months

25© 2024 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: MULTIFAMILY • Disciplined underwriting focuses on true cash flow, using the lesser of actual or market rents and market vacancy, not projections or positive market trends • Majority of loans are personally guaranteed by principals or by entities with significant net worth and liquidity • Portfolio is well diversified across geographies and project types • Loans to seasoned owners of multifamily properties with extensive operating experience • Limited non-recourse lending reflects seasoned stabilized properties with modest leverage and strong operating results • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 Portfolio Characteristics – Multifamily Loan Balance Outstanding $5.6 billion % of Total Loans 42.5% Number of Loans 2,354 Average Loan Size $2.4 million Loan-to-Value (Weighted Average) 58% DSCR (Weighted Average)* 1.65x Seasoning (Weighted Average) 41 months Portfolio Fundamentals *DSCR is computed using the most recent NOI provided and annualized current payment amount 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. By Geography (1) By # of Units

26© 2024 Pacific Premier Bancorp, Inc. | All rights reserved BUSINESS REAL ESTATE SECURED: CRE OWNER OCCUPIED • Relationship borrowers who are core banking clients of PPBI • Repayment based on operating cash flows of the business • Business loans with owner occupied commercial real estate pledged as secondary collateral • Businesses located in job centers, with emphasis on metro markets and supporting suburbs, primarily in California and Western states • Disciplined underwriting based on actual business cash flows, not projections • Portfolio is well diversified by industry and geography Portfolio Characteristics – CRE Owner Occupied Loan Balance Outstanding (1) $2.2 billion % of Total Loans 16.5% Number of Loans 1,403 Average Loan Size $1.6 million Loan-to-Value (Weighted Average) 51% Seasoning (Weighted Average) 50 months 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1) Excludes SBA and Franchise loans By Geography (2) By Industry (1)

27© 2024 Pacific Premier Bancorp, Inc. | All rights reserved COMMERCIAL AND INDUSTRIAL • Commercial & Industrial loans focused on small and middle market businesses • Portfolio is well diversified by industry and geography • 88% of borrowers have a deposit relationship • Repayment based on operating cash flows of the business • Disciplined underwriting based on actual results, not projections • Limited exposure to syndicated or leveraged loans Portfolio Characteristics – Commercial and Industrial Loan Balance Outstanding (1) $1.8 billion % of Total Loans 13.5% Number of Loans 4,378 Average Loan Size $409,000 Number of Relationships 3,159 Average Relationship Size (2) $1 million 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1) Excludes SBA and Franchise loans (2) Based on commitment By Geography (2) By Industry (1)

Strategy and Technology Overview

29© 2024 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total client transparency throughout the organization using proprietary Salesforce™ enabled platform ™ Client and Data Management Highly customized solution designed to enhance the client experience, maximize banking relationships, optimize business development and accelerate new client acquisition Workflow Management Automated workflows centered around the client, allowing Pacific Premier to be highly efficient and maximize resource capacity Call Center Management Using the combination of top tier call center technology and Premier 360™, provides employees the right tools to deliver best-in-class services Digital Marketing Management Marketing automation that sends electronic communications to prospective and existing clients on behalf of Pacific Premier ™

30© 2024 Pacific Premier Bancorp, Inc. | All rights reserved CLIENT ACQUISITION - PREMIER 360™ New Client Acquisition Onboarding Clients Premier360™ Reporting  Premier360™ is the central database of all potential banking clients and referral sources  Each relationship manager owns a targeted number of prospects and referral sources which they call regularly  Marketing campaigns are customized, targeted and delivered digitally to prospective clients enabling better call penetration  All client onboarding starts and finishes through Premier360™ – universal client view as every business unit has visibility of each prospective and existing client  Each potential banking relationship is customized to the current and future banking needs of the client  Clients have a dedicated relationship manager that owns the relationship  All potential client and referral source calls and appointments are tracked with activity reports in Premier360™  All business units have access to onboarding pipeline to track progress to ensure client expectations are met  All existing client calls and appointments are tracked in Premier360™ to foster stronger relationships

PPBI Culture and ESG

32© 2024 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER Our culture is defined by our Success Attributes and they are the foundation of our “one bank, one culture” approach Organizational Culture Integrity • Do the right thing, every time. • Conduct business with the highest ethical standards. • Take responsibility for your actions. Improve • Improvement is incremental. Small changes over time have a significant impact. • Mistakes happen. Learn from them and don’t repeat them. • Be responsible for your personal and professional development. Communicate • Over-communicate. • Provide timely and complete information to all stakeholders. • Collaborate to make better decisions. Achieve • Results matter. • Be open to achieving results in new ways. • A winning attitude is contagious. Urgency • Operate with a sense of urgency. • Be thoughtful, making decisions in a timely manner. • Act today, not tomorrow.

33© 2024 Pacific Premier Bancorp, Inc. | All rights reserved We are focused on transparency and continuous improvement in ESG Environmental ISS QualityScore: 4 Social ISS QualityScore: 3 Governance ISS QualityScore: 1 • Published annual Corporate Social Responsibility Report including SASB and TCFD metrics • Conducted first line of defense ESG awareness training • Recognized as a Civic 50 Honoree for the third consecutive year by the Orange County Business Journal • Awarded an Outstanding rating in our last two consecutive Community Reinvestment Act (CRA) exams • Boosted employee cybersecurity training and communication Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact Our commitment to our communities, customers and employees is at the core of our ESG strategy(2) Community Support 7,500 Volunteer Hours 430+ Community Partnerships Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization $76.1M in lending to small businesses and small farms 103k participants reached through financial literacy initiatives • Disclosed Scope 1 and Scope 2 greenhouse gas emissions. Evaluated relevancy of Scope 3 factors. • Established Climate-related Credit Risk Working Group and implemented enhanced climate risk procedures for credit underwriters • Sourced 38% of electricity at a key headquarter building from renewable resources • Materially reduced purchases of single-use cups, plates, and utensils in our offices 1. Management = any individual with direct reports 2. Equitable Access & Financial Inclusion and Community Support data is for the 12-month period ended December 31, 2022 Equitable Access & Financial Inclusion COMMITMENT TO ESG • Under the Board, efforts to control and mitigate ESG- related risks are being implemented consistent with the three-line of defense model • 50% of Board committees chaired by diverse Directors (gender or ethnic) • 45% of Independent Directors are women and/or of ethnic diversity Employee HighlightsCommitment to Human Capital Commitment to Continuous Improvement • Refined Premier Inclusion program and strategy to promote initiatives related to diversity, equity and inclusion • Increased outreach efforts to better identify and attract diverse candidates • 2023 Gallup employee engagement survey surpassed average participation rates at 91%

34© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Six Independent Directors Independent Director Tenure Added Since 2019 As of 9/30/2023 2022 Rose McKinney-James Managing Principal, Energy Works LLC and McKinney-James & Associates Director, MGM Resorts International Stephanie Hsieh General Partner and Chief Strategy Officer of Noblespace and prior Executive Director, Biocom California 2021 George Pereira Prior COO and CFO, Charles Schwab Investment Management Inc. 2020 Richard Thomas Prior EVP / CFO, CVB Financial Corp. Former Partner, Deloitte 2019 Barbara Polsky Senior Advisor, Jiko Group, Inc. and prior Partner Manatt, Phelps & Phillips, LLP 10+ Years 18% 0-4 Years 55% 5-9 Years 27% Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors • The Board believes in and actively practices diversity and inclusion, with 45% of its independent directors demonstrating gender or ethnic diversity at 9/30/2023 Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  Banking/Financial Services expertise  Public company oversight experience  Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices, regulatory compliance, data security, technology, climate-related risk oversight and corporate social responsibility  Special skills, expertise or background that add to and complement the Board’s range of skills  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform duties as a director Our Process in Action Average Tenure 5.5 Years BOARD REFRESHMENT & EVALUATION PROCESS 2019 Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings

35© 2024 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  Shareholder value is our key focus – building long-term value for our owners  Our culture differentiates us and drives fundamentals for all stakeholders  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation  Financial results remain solid – strong capital ratios and core earnings  Emphasis on risk management is a key strength of our organization  We have maintained a strong credit culture in both good times and bad  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011

Appendix: Information - Non-GAAP Reconciliation

37© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES 1. Adjusted by statutory tax rate For periods presented below, return on average assets excluding net loss from investment securities repositioning and FDIC special assessment is a non-GAAP financial measure derived from GAAP based amounts. We calculate this figure by excluding the net loss from investment securities repositioning during the fourth quarter of 2023, the FDIC special assessment, and the related tax impact from net income. Management believes that the exclusion of such nonrecurring items from this financial measure provides useful information to gain an understanding of the operating results of our core business and a better comparison of financial performance. December 31, September 30, December 31, December 31, December 31, (Dollars in thousands) 2023 2023 2022 2023 2022 Net income (135,376)$ 46,030$ 73,673$ 30,852$ 283,743$ Less: net loss from investment securities repositioning (254,065) - - (254,065) - Add: FDIC special assessment 2,080 - - 2,080 - Less: tax adjustment (1) 72,387 - - 72,387 - Adjusted net income for average assets 48,382$ 46,030$ 73,673$ 214,610$ 283,743$ Average assets 19,624,945$ 20,805,787$ 21,728,933$ 20,787,793$ 21,513,428$ Return on average assets (annualized) -2.76% 0.88% 1.36% 0.15% 1.32% Adjusted return on average assets (annualized) 0.99% 0.88% 1.36% 1.03% 1.32% Three Months Ended Year Ended

38© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data Tangible book value per share and tangible common equity to tangible assets (the “tangible common equity ratio”) are non-GAAP financial measures derived from GAAP- based amounts. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per share, which we calculate by dividing common stockholders' equity by shares outstanding. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We believe that this information is consistent with the treatment by bank regulatory agencies, which excludes intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. Dec. 31, March 31, June 30, Sept. 30, Dec. 31, 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2023 2023 2023 Total stockholders' equity 175,226$ 199,592$ 298,980$ 459,740$ 1,241,996$ 1,969,697$ 2,012,594$ 2,746,649$ 2,886,311$ 2,798,389$ 2,831,161$ 2,849,134$ 2,855,534$ 2,882,581$ Less: intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 970,883 956,900 953,729 950,674 947,619 944,597 Tangible common equity 151,170$ 171,028$ 240,978$ 347,799$ 705,653$ 1,060,415$ 1,120,960$ 1,762,573$ 1,915,428$ 1,841,489$ 1,877,432$ 1,898,460$ 1,907,915$ 1,937,984$ Total assets 1,714,187$ 2,037,731$ 2,789,599$ 4,036,311$ 8,024,501$ 11,487,387$ 11,776,012$ 19,736,544$ 21,094,429$ 21,688,017$ 21,361,564$ 20,747,883$ 20,275,720$ 19,026,645$ Less: Intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 970,883 956,900 953,729 950,674 947,619 944,597 Tangible assets 1,690,131$ 2,009,167$ 2,731,597$ 3,924,370$ 7,488,158$ 10,578,105$ 10,884,378$ 18,752,468$ 20,123,546$ 20,731,117$ 20,407,835$ 19,797,209$ 19,328,101$ 18,082,048$ Tangible common equity ratio 8.94% 8.51% 8.82% 8.86% 9.42% 10.02% 10.30% 9.40% 9.52% 8.88% 9.20% 9.59% 9.87% 10.72% Basic shares outstanding 16,656,279 16,903,884 21,570,746 27,798,283 46,245,050 62,480,755 59,506,057 94,483,136 94,389,543 95,021,760 95,714,777 95,906,217 95,900,874 95,860,092 Book value per share 10.52$ 11.81$ 13.86$ 16.54$ 26.86$ 31.52$ 33.82$ 29.07$ 30.58$ 29.45$ 29.58$ 29.71$ 29.78$ 30.07$ Less: intangible book value per share 1.44 1.69 2.69 4.03 11.60 14.55 14.98 10.42 10.29 10.07 9.96 9.91 9.88 9.85 Tangible book value per share 9.08$ 10.12$ 11.17$ 12.51$ 15.26$ 16.97$ 18.84$ 18.65$ 20.29$ 19.38$ 19.61$ 19.79$ 19.89$ 20.22$ As of December 31, As of

39© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES 1. Adjusted by statutory tax rate The adjusted basic earnings per common share and adjusted diluted earnings per common share are non-GAAP financial measures derived from GAAP based amounts. We calculate the adjusted basic earnings per common share by dividing net income allocable to common shareholders, excluding the net loss from investment securities repositioning during the fourth quarter of 2023, the FDIC special assessment, and the related tax impact, by the weighted average number of common shares outstanding for the reporting period, excluding outstanding participating securities. The adjusted diluted earnings per common share is computed by dividing net income allocable to common shareholders, excluding the net loss from investment securities repositioning, FDIC special assessment, and the related tax impact, by the weighted average number of diluted common shares outstanding over the reporting period, adjusted to include the effect of potentially dilutive common shares based on adjusted net income, but excludes awards considered participating securities. The computation of diluted earnings per common share excludes the impact of the assumed exercise or issuance of securities that would have an anti-dilutive effect. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business and a better comparison of financial performance. December 31, September 30, December 31, December 31, December 31, (Dollars in thousands, except per share data) 2023 2023 2022 2023 2022 Basic Net (loss) income $ (135,376) $ 46,030 $ 73,673 $ 30,852 $ 283,743 Less: dividends and undistributed earnings allocated to participating securities (560) (823) (940) (2,061) (3,405) Net (loss) income allocated to common stockholders (135,936) 45,207 72,733 28,791 280,338 Less: net loss from investment securities repositioning (254,065) - - (254,065) - Add: FDIC special assessment 2,080 - - 2,080 - Less: tax adjustment (1) 72,387 - - 72,387 - Adjusted net income allocated to common stockholders $ 47,822 $ 45,207 $ 72,733 $ 212,549 $ 280,338 Weighted average common shares outstanding 94,233,813 94,189,844 93,810,468 94,113,132 93,718,293 Basic earnings per common share $ (1.44) $ 0.48 $ 0.78 $ 0.31 $ 2.99 Adjusted basic earnings per common share $ 0.51 $ 0.48 $ 0.78 $ 2.26 $ 2.99 Diluted Net (loss) income allocated to common stockholders $ (135,936) $ 45,207 $ 72,733 $ 28,791 $ 280,338 Less: net loss from investment securities repositioning (254,065) - - (254,065) - Add: FDIC special assessment 2,080 - - 2,080 - Less: tax adjustment (1) 72,387 - - 72,387 - Adjusted net income allocated to common stockholders $ 47,822 $ 45,207 $ 72,733 $ 212,549 $ 280,338 Weighted average common shares outstanding 94,233,813 94,189,844 93,810,468 94,113,132 93,718,293 Dilutive effect of share-based compensation - 93,164 366,165 123,743 373,168 Weighted average diluted common shares 94,233,813 94,283,008 94,176,633 94,236,875 94,091,461 Dilutive effect of share-based compensation 101,065 - - - - Adjusted weighted average diluted common shares 94,334,878 94,283,008 94,176,633 94,236,875 94,091,461 Diluted earnings per common share $ (1.44) $ 0.48 $ 0.77 $ 0.31 $ 2.98 Adjusted diluted earnings per common share $ 0.51 $ 0.48 $ 0.77 $ 2.26 $ 2.98 Three Months Ended Year Ended

40© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands For periods presented below, return on average tangible common equity is a non-GAAP financial measure derived from GAAP-based amounts. We calculate this figure by excluding amortization of intangible assets expense from net income and excluding the average intangible assets and average goodwill from the average stockholders' equity during the periods indicated. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. The adjusted net income, adjusted return on average equity, and adjusted return on average tangible common equity further exclude the nonrecurring items to provide a better comparison to the financial results of prior periods. 12/31/2023 9/30/2023 12/31/2022 12/31/2023 12/31/2022 Net income (135,376)$ 46,030$ 73,673$ 30,852$ 283,743$ Plus: amortization of intangible assets expense 3,022 3,055 3,440 12,303 13,983 Less: amortization of intangible assets expense tax adjustment 854 868 978 3,491 3,987 Net (loss) income for average tangible common equity (133,208)$ 48,217$ 76,135$ 39,664$ 293,739$ Less: net loss from investment securities repositioning (254,065) - - (254,065) - Add: FDIC special assessment 2,080 - - 2,080 - Less: tax adjustment(1) 72,387 - 72,387 - Adjusted net income for average tangible common equity 50,550$ 48,217$ 76,135$ 223,422$ 293,739$ Average stockholders' equity 2,848,951$ 2,861,965$ 2,751,161$ 2,844,289$ 2,788,543$ Less: average intangible assets 45,050 48,150 57,624 49,643 62,833 Less: average goodwill 901,312 901,312 901,312 901,312 901,312 Average tangible common equity 1,902,589$ 1,912,503$ 1,792,225$ 1,893,334$ 1,824,398$ Add: average after-tax realized loss from investment securities repositioning (94,887) - - (23,917) - Adjusted average tangible common equity 1,807,702$ 1,912,503$ 1,792,225$ 1,869,417$ 1,824,398$ Return on average equity (annualized) -19.01% 6.43% 10.71% 1.08% 10.18% Adjusted return on average equity (annualized) 7.03% 6.43% 10.71% 7.61% 10.18% Return on average tangible common equity (annualized) -28.01% 10.08% 16.99% 2.09% 16.10% Adjusted return on average tangible common equity (annualized) 11.19% 10.08% 16.99% 11.95% 16.10% (1) Adjusted by statutory tax rate Three Months Ended Year Ended

41© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands Efficiency ratio is a non-GAAP financial measure derived from GAAP-based amounts. This figure represents the ratio of noninterest expense, less amortization of intangible assets and other real estate owned operations, where applicable, to the sum of net interest income before provision for credit losses and total noninterest income less (loss) gain from investment securities, (loss) gain from other real estate owned, and gain from debt extinguishment. The adjusted efficiency ratio further excludes the FDIC special assessment to provide a better comparison to the financial results of prior periods. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. FY 2022 FY 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Total noninterest expense 396,670$ 406,951$ 99,182$ 101,352$ 100,644$ 102,185$ 102,770$ Less: amortization of intangible assets expense 13,983 12,303 3,440 3,171 3,055 3,055 3,022 Less: other real estate owned operations, net - 215 - 108 8 (4) 103 Noninterest expense, adjusted 382,687 394,433 95,742 98,073 97,581 99,134 99,645 Less: FDIC special assessment - 2,080 - - - - 2,080 Adjusted noninterest expense excluding FDIC special assessment 382,687$ 392,353$ 95,742$ 98,073$ 97,581$ 99,134$ 97,565$ Net interest income 697,112$ 625,039$ 181,396$ 168,610$ 160,092$ 149,548$ 146,789$ Plus: total noninterest income 88,748 (173,918) 20,497 21,186 20,539 18,551 (234,194) Less: net gain (loss) from investment securities 1,710 (253,927) - 138 - - (254,065) Less: net gain (loss) from other real estate owned - 82 - - 106 - (24) Less: net gain (loss) from debt extinguishment - 793 - - - - 793 Revenue, adjusted 784,150$ 704,173$ 201,893$ 189,658$ 180,525$ 168,099$ 165,891$ Efficiency ratio 48.8% 56.0% 47.4% 51.7% 54.1% 59.0% 60.1% Adjusted efficiency ratio excluding FDIC special assessment 48.8% 55.7% 47.4% 51.7% 54.1% 59.0% 58.8%

42© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands Pre-provision net revenue is a non-GAAP financial measure derived from GAAP-based amounts. We calculate the pre-provision net revenue by excluding income tax and provision for credit losses from net income. The adjusted pre-provision net income further excludes the nonrecurring items to provide a better comparison of financial performance. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business and a better comparison to the financial results of prior periods. FY 2022 FY 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Interest income 768,578$ 887,985$ 217,781$ 221,343$ 225,388$ 224,062$ 217,192$ Interest expense 71,466 262,946 36,385 52,733 65,296 74,514 70,403 Net interest income 697,112 625,039 181,396 168,610 160,092 149,548 146,789 Noninterest income (loss) 88,748 (173,918) 20,497 21,186 20,539 18,551 (234,194) Revenue (Loss) 785,860 451,121 201,893 189,796 180,631 168,099 (87,405) Noninterest expense 396,670 406,951 99,182 101,352 100,644 102,185 102,770 Pre-provision net (loss) revenue 389,190 44,170 102,711 88,444 79,987 65,914 (190,175) Less: net loss from investment securities repositioning - (254,065) - - - - (254,065) Add: FDIC special assessment - 2,080 - - - - 2,080 Adjusted pre-provision net revenue 389,190$ 300,315$ 102,711$ 88,444$ 79,987$ 65,914$ 65,970$ Pre-provision net (loss) revenue (annualized) 389,190$ 44,170$ 410,844$ 353,776$ 319,948$ 263,656$ (760,700)$ Adjusted pre-provision net (loss) revenue (annualized) 389,190$ 300,315$ 410,844$ 353,776$ 319,948$ 263,656$ 263,880$ Average assets 21,513,428$ 20,787,793$ 21,728,933$ 21,684,873$ 21,058,006$ 20,805,787$ 19,624,945$ PPNR / average assets 1.81% 0.21% 0.47% 0.41% 0.38% 0.32% (0.97%) PPNR / average assets (annualized) 1.81% 0.21% 1.89% 1.63% 1.52% 1.27% (3.88%) Adjusted PPNR / average assets 1.81% 1.44% 0.47% 0.41% 0.38% 0.32% 0.34% Adjusted PPNR / average assets (annualized) 1.81% 1.44% 1.89% 1.63% 1.52% 1.27% 1.34%

43© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Cost of non-maturity deposits is a non-GAAP financial measure derived from GAAP-based amounts. Cost of non-maturity deposits is calculated as the ratio of non- maturity deposit interest expense to average non-maturity deposits. We calculate non-maturity deposit interest expense by excluding interest expense for all certificates of deposit from total deposit expense, and we calculate average non-maturity deposits by excluding all certificates of deposit from total deposits. Management believes cost of non-maturity deposits is a useful measure to assess the Company's deposit base, including its potential volatility. Note: All dollars in thousands Q4 2023 Q3 2023 Q4 2022 FY 2023 FY 2022 Total deposits interest expense 60,915$ 62,718$ 25,865$ 217,447$ 40,093$ Less: certificates of deposit interest expense 16,758 13,398 3,941 48,237 6,498 Less: brokered certificates of deposit interest expense 10,759 19,174 9,965 61,858 14,118 Non-maturity deposit expense 33,398$ 30,146$ 11,959$ 107,352$ 19,477$ Total average deposits 15,536,701$ 16,543,917$ 17,608,783$ 16,565,357$ 17,594,941$ Less: average certificates of deposit 1,604,507 1,439,531 975,958 1,385,531 944,963 Less: average brokered certificates of deposits 918,596 1,611,726 1,283,537 1,434,563 520,652 Average non-maturity deposits 13,013,598$ 13,492,660$ 15,349,288$ 13,745,263$ 16,129,326$ Cost of non-maturity deposits 1.02% 0.89% 0.31% 0.78% 0.12%